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                                                                    EXHIBIT 10.1

                            REPUBLIC SERVICES, INC.
                           1998 STOCK INCENTIVE PLAN

                    (AS AMENDED AND RESTATED MARCH 6, 2002)

                                   ARTICLE I
                                  DEFINITIONS

     For purposes of this Plan, the following terms shall have the following meanings:

     1.01 AGREEMENT means a written agreement (including any amendment or supplement thereto) between the Company and a Participant specifying the terms and conditions of a Grant or an Award issued to such Participant.

     1.02 AWARD means an award of Common Stock, Restricted Stock and/or Phantom Stock.

     1.03  BOARD means the Board of Directors of the Company.

     1.04 CHANGE OF CONTROL means any change in control of the Company of a nature which would be required to be reported (a) in response to Item 6(e) of
Schedule 14A of Regulation 14A, as in effect on the date of this Agreement, promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), (b) in response to Item 1 of the Current Report on Form 8-K, as in effect on the date of this Agreement, promulgated under the Exchange Act, or (c) in any filing by the Company with the Securities and Exchange commission; provided, however, that without limitation, a Change of Control of the Company shall be deemed to have occurred if:

        (i) Any "person" (as such term is defined in Sections 13(d)(3) and Section 14(d)(3) of the Exchange Act), other than the Company, any majority-owned subsidiary of the Company, or any compensation plan of the Company or any majority-owned subsidiary of the Company, becomes the "beneficial owner" (as such term is defined in Rule 13d-3 of the Exchange
     Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company;

        (ii) During any period of three consecutive years during the term of this Agreement, the individuals who at the beginning of such period constitute the Board of Directors of the Company cease for any reason to constitute at least a majority of such Board of Directors, unless the election of each director who was not a director at the beginning of such period has been approved in advance by directors representing at least two-thirds of the directors then in office who were directors at the beginning of such period; or

        (iii) The shareholders of the Company approve (1) a reorganization, merger, or consolidation with respect to which persons who were the shareholders of the Company immediately prior to such reorganization, merger, or consolidation do not immediately thereafter own more than 50% of the combined voting power entitled to vote generally in the election of the directors of the reorganized, merged or consolidated entity; (2) a liquidation or dissolution of the Company; or (3) the sale of all or substantially all of the assets of the Company or of a subsidiary of the Company that accounts for 30% of the

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     consolidated revenues of the Company, but not including a reorganization, merger or consolidation of the Company.

     1.05  CHANGE OF CONTROL DATE is the date on which an event described in
Section 1.04 occurs.

     1.06 CODE means the Internal Revenue Code of 1986, as amended from time to time. References to the Code shall include the valid and binding governmental regulations, court decisions and other regulatory and judicial authority issued or rendered thereunder.

     1.07 COMMISSION means the Securities and Exchange Commission or any successor agency.

     1.08  COMMITTEE means the Compensation Committee of the Board.

     1.09 COMMON STOCK means the Common Stock, par value $.01 per share, of the Company.

     1.10  COMPANY means Republic Services, Inc.

     1.11  EFFECTIVE DATE means June 30, 1998.

     1.12 EXCHANGE ACT means the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto.

     1.13 FAIR MARKET VALUE means, on any given date, the closing price of a share of Common Stock as reported on the New York Stock Exchange composite tape on such day or, if the Common Stock was not traded on the New York Stock Exchange on such day, then on the next preceding day that the Common Stock was traded on such exchange, all as reported by such source as the Committee may select.

     1.14  GRANT means the grant of an Option and/or an SAR.

     1.15 INCENTIVE STOCK OPTION means an Option which qualifies and is intended to qualify as an "incentive stock option" under Section 422 of the Code.

     1.16 INITIAL VALUE means, with respect to an SAR, the Fair Market Value of one share of Common Stock on the date of grant, as set forth in an Agreement.

     1.17 NON-QUALIFIED STOCK OPTION means an Option other than an Incentive Stock Option.

     1.18 OPTION means a stock option that entitles the holder to purchase from the Company a stated number of shares of Common Stock at the price and on the conditions set forth in an Agreement.

     1.19 OPTION PRICE means the price per share for Common Stock purchased on the exercise of an Option as provided in Article VI.

     1.20 PARTICIPANT means an officer, director or employee of the Company or of a Subsidiary who satisfies the requirements of Article IV and is selected by the Committee to receive a Grant or an Award.

     1.21 PHANTOM STOCK means a bookkeeping entry on behalf of a Participant by which his account is credited (but not funded) as though Common Stock had been transferred to such account.

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     1.22  PLAN means the Republic Services, Inc. 1998 Stock Incentive Plan, as
amended from time to time.

     1.23 RESTRICTED STOCK means shares of Common Stock awarded to a Participant under Article IX and designated as Restricted Stock. Shares of Common Stock shall cease to be Restricted Stock when, in accordance with the terms of the applicable Agreement, they become transferable and free of substantial risk of forfeiture.

     1.24  RULE 16B-3 means Rule 16b-3, as promulgated by the Commission under
Section 16(b) of the Exchange Act, as amended from time to time, or any successor rule.

     1.25 SAR means a stock appreciation right granted pursuant to this Plan that entitles the holder to receive, with respect to each share of Common Stock encompassed by the exercise of such SAR, the excess of the Fair Market Value at the time of exercise over the Initial Value of the SAR; provided, that any limited stock appreciation right granted by the Committee and exercisable upon a Change of Control shall entitle the holder to receive, with respect to each share of Common Stock encompassed by the exercise of such SAR, the higher of (x) the highest sales price of a share of Common Stock as reported on the New York Stock Exchange composite tape during the 60-day period prior to and including the Change of Control Date, or (y) the highest price per share paid in a Change of Control transaction, except that in the case of SARs related to Incentive Stock Options, such price shall be based only on the Fair Market Value of the Common Stock on the date that the Incentive Stock Option is exercised.

     1.26 SECURITIES BROKER means the registered securities broker acceptable to the Company who agrees to effect the cashless exercise of an Option pursuant to Section 8.05 hereof.

     1.27 SUBSIDIARY means, with respect to any corporation, a "subsidiary corporation" of that corporation within the meaning of Code Section 424(f).

                                   ARTICLE II
                                    PURPOSES

     The Plan is intended to assist the Company in recruiting and retaining officers, directors, and key employees with ability and initiative by enabling such persons who contribute significantly to the Company or a Subsidiary to participate in its future success and to associate their interests with those of the Company and its shareholders. The Plan is intended to permit the award of Common Stock, Restricted Stock, and Phantom Stock, and the issuance of Options qualifying as Incentive Stock Options or Non-Qualified Stock Options as designated by the Committee at time of grant, and SARs. No Option that is intended to be an Incentive Stock Option however, shall be invalid for failure to qualify as an Incentive Stock Option under Section 422 of the Code but shall be treated as a Non-Qualified Stock Option.

                                  ARTICLE III
                                 ADMINISTRATION

     The Plan shall be administered by the Committee. The Committee shall have authority to issue Grants and Awards upon such terms (not inconsistent with the provisions of this Plan) as the Committee may consider appropriate. The terms of such Grants and Awards

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may include conditions (in addition to those contained in this Plan) on (i) the exercisability of all or any part of an Option or SAR and (ii) the transferability or forfeitability of Restricted Stock or Phantom Stock. In addition, the Committee shall have complete authority to interpret all provisions of this Plan; to prescribe the form of Agreements; to adopt, amend, and rescind rules and regulations pertaining to the administration of the Plan; and to make all other determinations necessary or advisable for the administration of this Plan. To fulfill the purposes of the Plan without amending the Plan, the Committee may also modify any Grants or Awards issued to Participants who are nonresident aliens or employed outside of the United States to recognize differences in local law, tax policy or custom.

     The express grant in the Plan of any specific power to the Committee shall not be construed as limiting any power or authority of the Committee. Any decision made, or action taken, by the Committee or in connection with the administration of this Plan shall be final and conclusive. All expenses of administering this Plan shall be borne by the Company.

                                   ARTICLE IV
                                  ELIGIBILITY

     4.01 GENERAL. Any officer, director or key employee of the Company or of any Subsidiary (including any corporation that becomes a Subsidiary of the Company after the adoption of this Plan) may receive one or more Awards or Grants, or any combination or type thereof. Employee and non-employee directors of the Company are eligible to participate in this Plan.

     4.02 GRANTS AND AWARDS. The Committee will designate the individuals to whom Grants and/or Awards are to be made and will specify the number of shares of Common Stock subject to each such Grant or Award. An Option may be granted alone or in addition to other Grants and/or Awards under the Plan. The Committee shall have the authority to grant Incentive Stock Options, Non-Qualified Stock Options or both types of Options (in each case with or without a related SAR) to any Participant; provided, however, that Incentive Stock Options may be granted only to employees of the Company and its Subsidiaries. An SAR may be granted with or without a related Option. All Grants or Awards under this Plan shall be evidenced by Agreements which shall be subject to applicable provisions of this Plan and to such other provisions as the Committee may determine. No Participant may be granted Options that are Incentive Stock Options, or related SARs (under all plans of the Company and its Subsidiaries which provide for the grant of Incentive Stock Options) which are first exercisable in any calendar year for Common Stock having an aggregate Fair Market Value (determined as of the date an Option is granted) exceeding $100,000 or such other amount as shall be specified in Code Section 422 and the rules and regulations thereunder from time to time.

     The Committee may issue Awards and Grants under such conditions, restrictions and contingencies as it may deem appropriate. The performance goals that may be used by the Committee for such Awards or Grants to executive officers covered by IRC Section 162(m) shall consist of:

Revenue                          Return on Equity
Net Income                       Stockholder Return
Earnings Per Share

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Further, performance criteria may reflect absolute entity performance or a relative comparison of entity performance to the performance of a peer group of entities or other external measure of the selected performance criteria. Profit, earnings and revenues used for any performance goal measurement shall exclude: gains or losses on operating asset sales or dispositions; asset write-downs; litigation or claim judgments or settlements; accruals for historic environmental obligations; effect of changes in tax law or rate on deferred tax liabilities; accruals for reorganization and restructuring programs; uninsured catastrophic property losses; the cumulative effect of changes in accounting principles; and any extraordinary non-recurring items as described in Accounting Principles Board Opinion No. 30 and/or in management's discussion and analysis of financial condition and results of operation appearing in the Company's annual report to stockholders for the applicable year.

     4.03 DESIGNATION OF OPTION AS AN INCENTIVE STOCK OPTION OR NON-QUALIFIED STOCK OPTION. The Committee will designate at the time an Option is granted whether the Option is to be treated as an Incentive Stock Option or a Non-Qualified Stock Option. In the absence, however, of any such designation, such Option shall be treated as a Non-Qualified Stock Option.

     4.04 QUALIFICATION OF INCENTIVE STOCK OPTION UNDER SECTION 422 OF THE CODE. Anything in this Plan to the contrary notwithstanding, no term of this Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised so as to disqualify the Plan under Section 422 of the Code or, without the consent of the Participant so affected, to disqualify any Incentive Stock Option under such Section 422. No Option that is intended to be an Incentive Stock Option however, shall be invalid for failure to qualify as an Incentive Stock Option under Section 422 of the Code but shall be treated as a Non-Qualified Stock Option.

     4.05 NON-EMPLOYEE DIRECTOR STOCK OPTIONS. Non-employee directors shall receive Grants of Non-Qualified Stock Options. These Grants shall consist of 50,000 shares of Common Stock upon election to the Board at a specific price equal to the closing price of the Common Stock on the date of election and subsequent annual Grants of 10,000 shares of Common Stock at an exercise price equal to the closing price of the Common Stock on the first full trading day following the public announcement of fourth quarter earnings of the prior year. Each option granted under this Section shall be immediately exercisable.

     4.06 VESTING. The minimum vesting period for any Award or Grant shall be one year, except for Awards or Grants made in lieu of cash compensation, which may vest immediately. In addition, in its absolute discretion, the Committee may waive the one-year vesting requirement in instances of termination of employment or upon an extraordinary event.

                                   ARTICLE V
                             STOCK SUBJECT TO PLAN

     5.01  MAXIMUM NUMBER OF SHARES TO BE AWARDED.

     (a) Subject to the adjustment provisions of Article XI and the provisions of (i) and (ii) of this Article V, up to 27,000,000 shares of Common Stock may be issued under the Plan. In addition to such authorization, the following shares of Common Stock may be issued under the Plan:

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        (i) Shares of Common Stock that are forfeited under this Plan and shares of Common Stock that are not issued under this Plan because of (x) a payment of cash in lieu of shares of Common Stock, (y) the cancellation, termination or expiration of Grants and Awards, and/or (z) other similar events under this Plan shall be available for issuance under this Plan; and

        (ii) If a Participant tenders (by physical delivery or attestation), or has withheld, shares of Common Stock in payment of all or part of the Option Price under an Option granted under this Plan or in satisfaction of withholding tax obligations thereunder, the shares of Common Stock so tendered by the Participant or so withheld shall become available for issuance under this Plan.

     (b) Subject to the adjustment provisions of Article XI:

        (i) Not more than 1,000,000 shares of Common Stock shall be issued under Awards to any one Participant in any year, and this limit shall be cumulative over the life of the Plan;

        (ii) Not more than 5,000,000 shares, in the aggregate, of Common Stock shall be issued in Grants to any one Participant over the life of the Plan; and

        (iii) Not more than 27,000,000 shares, in the aggregate, of Common Stock shall be issued in Grants of Incentive Stock Options to all Participants over the life of the Plan.

     Subject to the foregoing provisions of this Article V, if a Grant or an Award may be paid only in shares of Common Stock, or in either cash or shares of Common Stock, the shares of Common Stock shall be deemed to be issued hereunder only when and to the extent that payment is actually made in shares of Common Stock. However, the Committee may authorize a cash payment under a Grant or an Award in lieu of shares of Common Stock if there are insufficient shares of Common Stock available for issuance under the Plan.

     5.02 INDEPENDENT SARS. Upon the exercise of an SAR granted independently of an Option, the Company may deliver to the Participant authorized but previously unissued Common Stock, cash, or a combination thereof as provided in
Section 8.03. The maximum aggregate number of shares of Common Stock that may be issued pursuant to SARs that are granted independently of Options is subject to the provisions of Section 5.01 hereof.

                                   ARTICLE VI
                                  OPTION PRICE

     The price per share for Common Stock purchased on the exercise of an Option shall be fixed by the Committee on the date of grant; provided, however, that the price per share shall not be less than the Fair Market Value on such date.

                                  ARTICLE VII
                              EXERCISE OF OPTIONS

     7.01 MAXIMUM OPTION OR SAR PERIOD. The period in which an Option or SAR may be exercised shall be determined by the Committee on the date of grant; provided, however, that an Incentive Stock Option shall not be exercisable after the expiration of 10 years (or 5 years in the case of an Incentive Stock Option granted to a 10% shareholder as determined

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under Section 422 of the Code) from the date the Incentive Stock Option was granted. The date upon which any Option or SAR granted by the Committee becomes exercisable may be accelerated by the Committee in its discretion. Subject to the terms hereof, the term of exercisability for any Option or SAR granted by the Committee may be extended by the Committee and may be made contingent upon the continued employment of the Participant by the Company or Subsidiary.

     7.02 TRANSFERABILITY OF OPTIONS AND SARS. Non-Qualified Stock Options and SARs may be transferable by a Participant and exercisable by a person other than a Participant, but only to the extent specifically provided in an Option or SAR Agreement. Incentive Stock Options, by their terms, shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable, during the Participant's lifetime, only by the Participant. No right or interest of a Participant in any Option or SAR shall be liable for, or subject to, any lien, obligation or liability of such Participant.

     7.03  EMPLOYEE STATUS.  For purposes of determining the applicability of
Section 422 of the Code (relating to Incentive Stock Options), or in the event that the terms of any Grant provide that it may be exercised only during employment or within a specified period of time after termination of employment, the Committee may decide to what extent leaves of absence for governmental or military service, illness, temporary disability, or other reasons shall not be deemed interruptions of continuous employment.

                                  ARTICLE VIII
                               METHOD OF EXERCISE

     8.01 EXERCISE. Subject to the provisions of Articles VII and XII, an Option or SAR may be exercised in whole at any time or in part from time to time at such times and in compliance with the applicable Agreement and such other requirements as the Committee shall determine; provided, however, that an SAR that is related to an Option may be exercised only to the extent that the related Option is exercisable and when the Fair Market Value exceeds the Option Price of the related Option. An Option or SAR granted under this Plan may be exercised with respect to any number of whole shares less than the full number for which the Option or SAR could be exercised. Such partial exercise of an Option or SAR shall not affect the right to exercise the Option or SAR from time to time in accordance with this Plan with respect to remaining shares subject to the Option or related SAR. The exercise of an Option shall result in the termination of the SAR to the extent of the number of shares with respect to which the Option is exercised.

     8.02 PAYMENT. Unless otherwise provided by the Agreement, payment of the Option Price shall be made in cash. If the Agreement provides, payment of all or part of the Option Price (and any applicable withholding taxes) may be made by surrendering already owned shares of Common Stock to the Company (by physical delivery or attestation) or by the Company withholding shares of Common Stock from the Participant upon exercise, provided the shares surrendered or withheld have a Fair Market Value (determined as of the day preceding the date of exercise) that is not less than such price or part thereof and any such withholding taxes. In addition, the Committee may establish such payment or other terms as it may deem to be appropriate and consistent with these purposes.

     8.03 DETERMINATION OF PAYMENT OF CASH AND/OR COMMON STOCK UPON EXERCISE OF SAR. At the Committee's discretion, the amount payable as a result of the exercise of an SAR may be settled in cash, Common Stock, or a combination of cash and Common Stock.

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No fractional shares shall be delivered upon the exercise of an SAR but a cash payment will be made in lieu thereof.

     8.04 SHAREHOLDER RIGHTS. No Participant shall have any rights as a shareholder with respect to shares subject to his Option or SAR until the date he exercises such Option.

     8.05 CASHLESS EXERCISE. To the extent permitted under the applicable laws and regulations, at the request of the Participant and with the consent of the Committee, the Company agrees to cooperate in a "cashless exercise" of the Option. The cashless exercise shall be effected by the Participant delivering to the Securities Broker instructions to exercise all or part of the Option, including instructions to sell a sufficient number of shares of Common Stock to cover the costs and expenses associated therewith. The Committee may permit a Participant to elect to pay any applicable withholding taxes by requesting that the Company withhold the number of shares of Common Stock equivalent at current Fair Market Value to the withholding taxes due.

     8.06 CASHING OUT OF OPTION. The Committee may elect to cash out all or part of the portion of any Option to be exercised by paying the optionee an amount, in cash or Common Stock, equal to the excess of the Fair Market Value of the Common Stock that is the subject of the portion of the Option to be exercised over the Option Price times the number of shares of Common Stock subject to the portion of the Option to be exercised on the effective date of such cash out.

                                   ARTICLE IX
                       COMMON STOCK AND RESTRICTED STOCK

     9.01 AWARD. In accordance with the provisions of Article IV, the Committee will designate the individuals to whom an Award of Common Stock and/or Restricted Stock is to be made and will specify the number of shares of Common Stock covered by such Award or Awards.

     9.02 VESTING. In the case of Restricted Stock, on the date of the Award, the Committee may prescribe that the Participant's rights in the Restricted Stock shall be forfeitable or otherwise restricted in any manner in the discretion of the Committee for such period of time as is set forth in the Agreement. Subject to the provisions of Article XII hereof, the Committee may award Common Stock to a Participant which is not forfeitable and is free of any restrictions on transferability.

     9.03 SHAREHOLDER RIGHTS. Prior to their forfeiture in accordance with the terms of the Agreement and while the shares are Restricted Stock, a Participant will have all rights of a shareholder with respect to Restricted Stock, including the right to receive dividends and vote the shares; provided, however, that (i) a Participant may not sell, transfer, pledge, exchange, hypothecate, or otherwise dispose of Restricted Stock, (ii) the Company shall retain custody of the certificates evidencing shares of Restricted Stock, and (iii) the Participant will deliver to the Company a stock power, endorsed in blank, with respect to each award of Restricted Stock.

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                                   ARTICLE X
                                 PHANTOM STOCK

     10.01 AWARD. Pursuant to this Plan or an Agreement establishing additional terms and conditions, the Committee may designate employees to whom Awards of Phantom Stock may be made and will specify the number of shares of Common Stock covered by the Award.

     10.02 VESTING. On the date of the Award, the Committee may prescribe that the Participant's right to receive payment for Phantom Stock shall be forfeitable or otherwise restricted in any manner in the discretion of the Committee for such period of time set forth in the Agreement.

     10.03 SHAREHOLDER RIGHTS. A Participant for whom Phantom Stock has been credited generally shall have none of the rights of a shareholder with respect to such Phantom Stock. However, a plan or Agreement for the use of Phantom Stock may provide for the crediting of a Participant's Phantom Stock account with cash or stock dividends declared with respect to Common Stock represented by such Phantom Stock.

     10.04 PAYMENT. At the Committee's discretion, the amount payable to a Participant for Phantom Stock credited to his account shall be made in cash, Common Stock or a combination of cash and Common Stock.

     10.05 TRANSFERABILITY OF PHANTOM STOCK. Phantom Stock may be transferable by a Participant, but only to the extent specifically provided in the Agreement. No right or interest of a Participant in any Phantom Stock shall be liable for, or subject to, any lien, obligation or liability of such Participant.

                                   ARTICLE XI
                     ADJUSTMENT UPON CHANGE IN COMMON STOCK

     Should the Company effect one or more (x) stock dividends, stock split-ups, subdivisions or consolidations of shares or other similar changes in capitalization; (y) spin-offs, spin-outs, split-ups, split-offs, or other such distribution of assets to shareholders; or (z) direct or indirect assumptions and/or conversions of outstanding Options due to an acquisition of the Company, then the maximum number of shares as to which Grants and Awards may be issued under this Plan shall be proportionately adjusted and their terms shall be adjusted as the Committee shall determine to be equitably required, provided that the number of shares subject to any Grant or Award shall always be a whole number. Any determination made under this Article XI by the Committee shall be final and conclusive.

     The issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to any Grant or Award.

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                                  ARTICLE XII
             COMPLIANCE WITH LAW AND APPROVAL OF REGULATORY BODIES

     No Grant shall be exercisable, no Common Stock shall be issued, no certificates for shares of Common Stock shall be delivered, and no payment shall be made under this Plan except in compliance with all applicable federal and state laws and regulations (including, without limitation, withholding tax requirements) and the rules of all domestic stock exchanges on which the Company's shares may be listed. The Company may rely on an opinion of its counsel as to such compliance. Any share certificate issued to evidence Common Stock for which a Grant is exercised or an Award is issued may bear such legends and statements as the Committee may deem advisable to assure compliance with federal and state laws and regulations. No Grant shall be exercisable, no Common Stock shall be issued, no certificate for shares shall be delivered, and no payment shall be made under this Plan until the Company has obtained such consent or approval as the Committee may deem advisable from regulatory bodies having jurisdiction over such matters.

                                  ARTICLE XIII
                               GENERAL PROVISIONS

     13.01 EFFECT ON EMPLOYMENT. Neither the adoption of this Plan, its operation, nor any documents describing or referring to this Plan (or any part thereof) shall confer upon any employee any right to continue in the employ of the Company or a Subsidiary or in any way affect any right and power of the Company or a Subsidiary to terminate the employment of any employee at any time with or without assigning a reason therefor.

     13.02 UNFUNDED PLAN. The Plan, insofar as it provides for a Grant or an Award of Phantom Stock, is not required to be funded, and the Company shall not be required to segregate any assets that may at any time be represented by a Grant or an Award of Phantom Stock under this Plan.

     13.03 CHANGE OF CONTROL. Notwithstanding any other provision of the Plan to the contrary, in the event of a Change of Control:

        (i) Unless otherwise provided by the Committee in an Agreement, any outstanding Option, SAR (including any limited SAR) or Phantom Stock which is not presently exercisable and vested as of a Change of Control Date shall become fully exercisable and vested to the full extent of the original Grant upon such Change of Control Date.

        (ii) Unless otherwise provided by the Committee in an Agreement, the restrictions applicable to any outstanding Restricted Stock shall lapse, and such Restricted Stock shall become free of all restrictions and become fully vested, nonforfeitable and transferable to the full extent of the original Award. The Committee may also provide in an Agreement that a Participant may elect, by written notice to the Company within 60 days after a Change of Control Date, to receive, in exchange for shares that were Restricted Stock immediately before the Change of Control Date, a cash payment equal to the Fair Market Value of the shares surrendered on the last business day the Common Stock is traded on the New York Stock Exchange prior to receipt by the Company of such written notice.

        (iii) The Committee may, in its complete discretion, cause the acceleration or release of any and all restrictions or conditions related to a Grant or Award, in such

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     manner, in the case of officers and directors of the Company who are subject to Section 16(b) of the Exchange Act, as to conform to the provisions of Rule 16b-3.

     13.04 RULES OF CONSTRUCTION. Headings are given to the articles and sections of this Plan solely for ease of reference and are not to be considered in construing the terms and conditions of the Plan. The reference to any statute, regulation, or other provision of law shall be construed to refer to any amendment to or successor of such provision of law.

     13.05 RULE 16B-3 REQUIREMENTS. Notwithstanding any other provisions of the Plan, the Committee may impose such conditions on any Grant or Award, and the Board may amend the Plan in any such respects, as they may determine, on the advice of counsel, are necessary or desirable to satisfy the provisions of Rule 16b-3. Any provision of the Plan to the contrary notwithstanding, and except to the extent that the Committee determines otherwise: (a) transactions by and with respect to officers and directors of the Company who are subject to Section 16(b) of the Exchange Act shall comply with any applicable conditions of Rule 16b-3; and (b) every provision of the Plan shall be administered, interpreted and construed to carry out the foregoing provisions of this sentence.

     13.06 AMENDMENT, MODIFICATION AND TERMINATION. At any time and from time to time, the Board may terminate, amend or modify the Plan. Such amendment or modification may be without shareholder approval, except to the extent that (a) such amendment (i) materially increases the aggregate number of shares of Common Stock that may be issued under the Plan, (ii) materially increases the benefits to Participants under the Plan, or (iii) materially changes the requirements for eligibility to participate in the Plan, or (b) such approval is required by the Code, pursuant to the rules under Section 16 of the Exchange Act, by any national securities exchange or system on which the Common Stock is then listed or reported, by any regulatory body having jurisdiction with respect thereto or under any other applicable laws, rules, or regulations. In addition, except as provided in Article XI, the Option Price of any outstanding Option may not be adjusted or amended, whether through amendment, cancellation or replacement, unless such adjustment or amendment is approved by the shareholders of the Company.

     No termination, amendment, or modification of the Plan, other than pursuant to Section 13.05 herein, shall in any manner adversely affect any Grant or Award theretofore issued under the Plan, without the written consent of the Participant. The Committee may amend the terms of any Grant or Award theretofore issued under this Plan, prospectively or retrospectively, but no such amendment shall impair the rights of any Participant without the Participant's written consent except an amendment provided for or contemplated in the terms of the Grant or Award, an amendment made to cause the Plan, or Grant or Award, to qualify for the exemption provided by Rule 16b-3, or an amendment to make an adjustment under Article XI.

     13.07 GOVERNING LAW. The validity, construction and effect of the Plan and any actions taken or related to the Plan shall be determined in accordance with the laws of the state of Delaware and applicable federal law.

     13.08 SUCCESSORS AND ASSIGNS. All obligations of the Company under the Plan, with respect to Grants and Awards issued hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business and/or assets of the Company. The Plan shall be binding on all successors and permitted assigns of a Participant, including, but not limited to, the estate of such Participant and the executor,

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

administrator or trustee of such estate, and the guardians or legal representative of the Participant.

     13.09 EFFECT ON PRIOR PLAN AND OTHER COMPENSATION ARRANGEMENTS. The adoption of this Amended and Restated Plan shall have no effect on Grants and Awards made pursuant to the Plan prior to amendment and restatement and the Company's other compensation arrangements. Nothing contained in this Plan shall prevent the Company from adopting other or additional compensation plans or arrangements for its officers, directors or employees.

     13.10 DURATION OF PLAN. No Grant or Award may be made under this Plan after June 30, 2008. Grants or Awards made prior to such date shall continue to vest and become exercisable according to their terms.

     13.11 EFFECTIVE DATE. Options may be granted under this Plan, upon its adoption by the Board, provided that no Option will be effective unless and until this Plan is approved by the holders of a majority of the shares of the Company's outstanding voting stock present in person, or represented by proxy, and entitled to vote at a duly held meeting of the shareholders. No Option granted prior to the Effective Date may be exercised before the requisite shareholder approval is obtained.

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